SIGMA LABS, INC.

SUBSCRIPTION INSTRUCTIONS

Sigma Labs, Inc., a Nevada corporation (the “Company”) is offering and selling shares of its common stock to investors who qualify as “accredited investors,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and who meet the other suitability standards stated herein.

If you wish to subscribe to purchase shares of common stock of the Company, you must complete, sign separately and deliver to Wells Fargo Bank, as escrow agent for the offering (the “escrow agent”), the attached Subscription Agreement and Confidential Purchaser Questionnaire attached to the Subscription Agreement, along with a check or wire transfer as described in the Company's Private Offering Memorandum, dated June 17, 2013 (the “Memorandum”) and below.

Payment by wire transfer should be sent referencing the subscriber’s name to:

Bank Name:	Wells Fargo Bank (Santa Fe Business Banking)
Address:	241 Washington Ave. Santa Fe, NM 87501
ABA Number:	121000248
Account Name:	Wells Fargo Bank as Escrow Agent for Sigma Labs, Inc.
Account Number:	5054326862
Reference:	[Insert Subscriber's Name Exactly as it Appears on Signature Page ]

The Subscription Agreement provides that the Company may accept or reject your subscription, in whole or in part. If the Company rejects your subscription, the rejected subscription funds will be returned promptly, without deduction or interest. Questions regarding these instructions should be directed to Mark Cola at 505-438-2576 or cola@b6sigma.com.

SIGMA LABS, INC.

SUBSCRIPTION AGREEMENT AND CONFIDENTIAL
PURCHASER QUESTIONNAIRE

Sigma Labs, Inc.
c/o Wells Fargo Bank
Santa Fe Business Banking
241 Washington Ave.
Santa Fe, NM 87501

Ladies and Gentlemen:

The undersigned subscriber (hereinafter, the “Purchaser”) acknowledges that he has received and carefully read the Private Offering Memorandum, dated June 17, 2013 (the “Memorandum”), including the “Risk Factors” section of the Memorandum, which describes certain of the risks associated with an investment in Sigma Labs, Inc., a Nevada corporation (the “Company”). The Company is offering pursuant to the Memorandum to sell and issue up to 85,000,000 shares of the Company’s common stock, $0.001 par value per share (the “Shares”).

Subscription. Subject to the terms and conditions of this subscription agreement (this “Subscription Agreement”), the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company the number of the Shares indicated on the signature page hereof at a price of $0.01 per share. The Purchaser hereby tenders this Subscription Agreement, together with a check or wire transfer to the escrow agent for the total subscription amount indicated on the signature page hereof.

The Purchaser agrees that this subscription shall be irrevocable and shall survive the death or disability of the Purchaser.

1.           Acceptance of Subscription. The Purchaser acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf. The Subscription Agreement either will be accepted or rejected, or accepted in part and rejected in part, as promptly as practical after receipt. The Purchaser agrees that subscriptions need not be accepted in the order they are received by the Company. Upon rejection of this Subscription Agreement for any reason, all items received with this Subscription Agreement shall be returned to the Purchaser without deduction for any fee, commission or expense, and without interest with respect to any money received, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect. The Purchaser understands and agrees that the acceptance of this subscription, or a part of this subscription, will in no way constitute a determination that an investment in the Company is a suitable investment for the Purchaser.

2.           Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents and warrants to and covenants with the Company as follows:

(a)          Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the information contained in the Confidential Purchaser Questionnaire (the “Questionnaire”) attached hereto is complete, accurate and true in all respects. Pursuant to this Section 2, the Purchaser agrees that the foregoing representation may be used as a defense in any actions relating to the Company or the offering of the Shares, and that it is only on the basis of such representations and warranties that the Company may be willing to accept the Purchaser's subscription for the Shares as an “accredited investor”;

(b)          The Purchaser has examined the Memorandum and has relied solely upon the investigations made by or on behalf of the Purchaser in evaluating the suitability of an investment in the Company and recognizes that an investment in the Shares involves a high degree of risk, and that the Company will need to raise additional capital in order to operate and fund its proposed operations;

(c)          The Purchaser has been advised that there is a limited trading market for the Shares, and there is no assurance that an active public market for the Shares will develop in the foreseeable future, if ever; and it may not be possible to readily liquidate the Purchaser’s investment in the Company;

(d)          The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to his, her or its net worth; his, her or its investment in the Shares will not cause such overall commitment to become excessive; and he, she or it can afford to bear the loss of his, her or its entire investment in the Shares;

(e)          The Purchaser has adequate means of providing for his, her or its current needs and personal contingencies and has no need for liquidity in his, her or its investment in the Shares;

(f)          The Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company, or the Purchaser has employed the services of an independent investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to him and to evaluate the merits and risks of such an investment on the Purchaser's behalf;

(g)          The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Common Stock is purchased occurs;

(h)          The Purchaser hereby acknowledges that the Purchaser has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission (the “SEC”) because this offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act and Regulation D. The Purchaser represents that the Purchaser's Shares are being purchased for the Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others. The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act, which depends, in part, upon the Purchasers' investment intention;

(i)          The execution, delivery and performance by the Purchaser of the Subscription Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound; and, if the Purchaser is not an individual, will not violate any provision of the charter documents, by-laws, indenture of trust, partnership agreement or similar documents, as applicable, of the Purchaser. The signatures on the Subscription Agreement are genuine; and the Purchaser has legal competence and capacity to execute the same; and this Subscription Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms; and

(j)          The Purchaser acknowledges that the Shares have not been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of the Company and the terms of the offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Shares. If, in any respect, those representations and warranties shall not be true and accurate prior to acceptance or rejection of this subscription by the Company pursuant to paragraph 2, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. The Purchaser agrees that the foregoing representations and warranties may be used as a defense in any actions relating to the Company or the offering of the Shares, and that it is only on the basis of such representations and warranties that the Company may be willing to accept the Purchaser's subscription for the Shares.

3.           Indemnification. The Purchaser acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and covenants in paragraph 2 hereof, and that the Company has relied upon such representations, warranties and covenants, as applicable, and he, she or it hereby agrees to indemnify and hold harmless the Company and any of its officers, directors, controlling persons, agents and employees, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company (or any agent or representative of the Company), or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the offering or sale of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire submitted by the Purchaser, against losses, damages, liabilities or expenses for which the Company or any officer, director or controlling person of the Company has not otherwise been reimbursed (including reasonable attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or controlling person in connection with such action, suit or proceeding. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to the Purchaser under U.S. Federal or state securities laws. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this paragraph 3 shall survive the acceptance of this Subscription Agreement and the delivery of the Shares.

4.           Restrictions on Transfer. The Purchaser understands and agrees that the Shares purchased pursuant to this subscription are being offered pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and any interests therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from registration under such act and such laws which, in the opinion of counsel for the holder of such Shares, which counsel and opinion are reasonably satisfactory to counsel for the Company, is available. In this connection, the Purchaser represents that the Purchaser is familiar with Rule 144 promulgated under the Securities Act. The Purchaser also understands and agrees that the following legend or a substantially similar legend shall appear on all certificates representing the Shares and that the Company may give appropriate instructions to the transfer agent for the Shares to enforce such restrictions:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS."

5.           Purchaser Information. The Purchaser has furnished a completed and executed Questionnaire as part of the Subscription Agreement, the information in which is true and correct in all respects and which is hereby incorporated by reference herein.

6.           Standstill.  Unless approved in advance in writing by the Company's board of directors, the Purchaser agrees that neither the Purchaser nor any of the Purchaser's representatives acting on behalf of or in concert with the Purchaser or the Purchaser's affiliates will, for a period of two years after the date of this Agreement, directly or indirectly:

(a)          make any statement or proposal to the Company's board of directors or the Company, any of the Company's representatives or any of the Company's other stockholders regarding, or make any public announcement, proposal or offer (including any “solicitation” of “proxies” as such terms are defined or used in Regulation 14A of the Securities Exchange Act of 1934, as amended) with respect to, or otherwise solicit, seek or offer to effect (including, for the avoidance of doubt, indirectly by means of communication with the press or media) (i) any business combination, merger, tender offer, exchange offer or similar transaction involving the Company's or any of the Company's subsidiaries, (ii) any restructuring, recapitalization, liquidation or similar transaction involving the Company's or any of the Company's subsidiaries, (iii) any proposal to seek representation on the Company's board or otherwise seek to control or influence the management, board of directors or policies of the Company, (iv) any request or proposal to waive, terminate or amend the provisions of this Section 6 or (v) any proposal, arrangement or other statement that is inconsistent with the terms of this Section 6;

(b)          instigate, encourage or assist any third party (including forming a "group" with any such third party) to do, or enter into any discussions or agreements with any third party with respect to, any of the actions set forth in clause (a), above; or

(c)          take any action which would reasonably be expected to require the Company or any of the Company's affiliates to make a public announcement regarding any of the actions set forth in clause (a), above.

7.           Entire Agreement. This Subscription Agreement (including all exhibits hereto) contains the entire agreement of the parties with respect to the subject matter of this Agreement and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Subscription Agreement.

8.           Assignability. This Subscription Agreement is not transferable or assignable by the undersigned or any successor thereto.

9.           Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to the principles thereof relating to conflicts of law.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ____ day of _________, 2013.

Number of Shares to be purchased: _____________.

Amount Subscribed for: $___________ (no. of shares, times $0.01 per share).

If individuals, please indicate form of ownership below:

_____	Individual ownership (One signature required below)	_____	As community property (Both spouses must sign below)

_____	Joint tenants with right of survivorship (All tenants must sign below)	_____	Tenants in common (All tenants must sign below)

_____	In the name of the trust specified below (A trustee with authority to bind the trust must sign below)

Address for notice:

Print name of individual(s) or entity that is subscribing	Signature:

Signature

Title (if fiduciary, etc.)

_____ (Please initial)
By signing above and initialing to the left, the subscriber represents and warrants to the Company that they have independently identified and evaluated the risks and uncertainties involved in an investment in the Shares, including those set forth in the “Risk Factors” section of the Memorandum.

Accepted as of this _____ day of ___________, 2013

SIGMA LABS, INC.

By:
Mark Cola, President and Chief Executive Officer

SIGMA LABS, INC.

CONFIDENTIAL PURCHASER QUESTIONNAIRE

Name(s) of Purchaser(s):

(1)_________________________________________

(2)_________________________________________

1.	Background Information.

	a.	Home Address:

	b.	Home Telephone:

	c.	Social Security #(s):

	d.	Bus. Address:

	e.	Bus. Telephone:

	f.	E-Mail Address:

	g.	Send Mail to:	______ Home ______ Office ______ E-Mail

2.	Type of Ownership.

Indicate type of ownership subscribed for (if other than for a single individual):

___________________________________________________________ (i.e., Corporation, Partnership, Limited Liability Company, Trust, Joint Tenants with Rights of Survivorship,  Tenants in Common,  Tenants by the Entirety)

3.
Purchaser Suitability. The exemption from registration under the Securities Act pursuant to Regulation D promulgated thereunder permits sales by the issuer to “accredited investors.” Listed below are the categories of “accredited investors.”  The undersigned meets one or more of the following “accredited” categories as indicated in the space provided below (check any and all appropriate categories):

__________	(A)
A natural person whose individual net worth, individually or together with his or her spouse, exceeds $1,000,000. For purposes of this Questionnaire, your “net worth” is equal to the excess of your total assets at fair market value over your total liabilities, excluding from this calculation the fair value of your primary residence and the amount of any indebtedness secured by your primary residence (up to the fair value of the residence). The amount of any indebtedness secured by your primary residence in excess of the fair value of the residence must be included in total liabilities.

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__________	(B)
A natural person who had individual income (not including any amounts attributable to my spouse or to property owned by my spouse) exceeding $200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Questionnaire, "income" means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

__________	(C)	Any executive officer or director of the Company.

__________	(D)
Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(18) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 801(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Securities Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

__________	(E)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

__________	(F)
A corporation, partnership, tax-exempt organization (IRS Section 501(c)(3) exemption) or Massachusetts or similar business trust not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

__________	(G)	An entity in which all equity owners are accredited investors.

__________	(H)
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who, if not an accredited investor, either alone or with a purchaser representative, has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

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4.           Reliance by the Company.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Company as follows:

(i)          The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the Offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act;

(ii)         I will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of my subscription; and

(iii)       I understand that an investment in the Shares involves a high degree of risk.

Dated: ____________, 2013.
(Signature of Purchaser)

(Name Type or Printed)

(Signature of Co-Purchaser)

(Name Typed or Printed)

(Title Typed or Printed

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